Exhibit 99.2

Assured Guaranty Ltd.

Supplemental Information Regarding Residential Mortgage

Backed Securities (RMBS), Subprime RMBS, and

Collateralized Debt Obligations of Asset Backed Securities

(CDOs of ABS) Exposures as of June 30, 2007

Table of Contents	Page
Assured Guaranty Ltd.
RMBS and Subprime RMBS Profile	1-2
Financial Guaranty Direct US Subprime RMBS Deals Originated Since January 1, 2004	3-5
CDO of ABS Profile	6

This disclosure should be read in conjunction with documents filed by Assured Guaranty Ltd. (the “Company”) with the Securities and Exchange Commission, including our 10-Q’s dated March 31, 2006, June 30, 2006, September 30, 2006 and March 31, 2007 and our 10-K for the year ended December 31, 2006.

Some amounts in this disclosure may not add due to rounding.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this disclosure reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward looking statements, including its statements regarding exposure to residential mortgage backed securities and CDOs of ABS, could be affected by rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, developments or volatility in the world’s financial and capital markets, more severe or frequent losses associated with products affecting the adequacy of the Company’s loss reserve, changes in regulation or tax laws, governmental actions, natural catastrophes, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, technological developments, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, changes in general economic conditions, other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Residential Mortgage Backed Securities (RMBS) Profile (Part 1 of 2)

As of June 30, 2007

(dollars in millions)

Distribution by Ratings(1) of RMBS by Category as of June 30, 2007

	June 30, 2007
	US		International		Total Net Par
Ratings (1)	Prime	Subprime	Prime	Subprime	Outstanding	% of Total
AAA/Aaa	$1,484	$6,332	$4,093	$28	$11,937	66.6%
AA/Aa	233	19	172	27	451	2.5%
A/A	1,271	33	192	—	1,496	8.3%
BBB/Baa	3,590	263	97	—	3,951	22.0%
Below investment grade	—	100	—	—	100	0.6%
Total exposures	$6,578	$6,746	$4,554	$55	$17,933	100.0%

Distribution of RMBS by Category and By Year Insured as of June 30, 2007

	US			International		Total Net Par
	Prime	Subprime(2)		Prime	Subprime	Outstanding	% of Total
2000 and prior	$106	$59		$67	$—	$232	1.3%
2001	17	19		208	—	244	1.4%
2002	52	20		286	—	359	2.0%
2003	120	376		104	48	648	3.6%
2004	711	458	(2)	63	6	1,238	6.9%
2005	1,989	109	(2)	1,264	1	3,363	18.8%
2006	1,384	4,623	(2)	2,561	—	8,568	47.8%
2007 year to date	2,200	1,081	(2)	—	—	3,281	18.3%
	$6,578	$6,746		$4,554	$55	$17,933	100.0%

Distribution of U.S. Subprime RMBS by Rating(1) and by Financial Guaranty Segment as of June 30, 2007

	Direct		Reinsurance		Total
	Net Par	% of Direct	Net Par	% of Reins.	Net Par
Ratings (1)	Outstanding	Segment	Outstanding	Segment	Outstanding	% of Total
AAA/Aaa	$6,112	95.3%	$220	66.4%	$6,332	93.9%
AA/Aa	—	—	19	5.6%	19	0.3%
A/A	8	0.1%	25	7.5%	33	0.5%
BBB/Baa	237	3.7%	26	7.9%	263	3.9%
Below investment grade	58	0.9%	42	12.7%	100	1.5%
	$6,414	100.0%	$332	100.0%	$6,746	100.0%

(1). Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

(2). 100% of the $6.0 billion in U.S. subprime RMBS exposure insured by Assured Guaranty Ltd.’s Financial Guaranty Direct segment in 2004, 2005, 2006, and YTD 2007 is rated AAA/Aaa.

Assured Guaranty Ltd.

Residential Mortgage Backed Securities (RMBS) Profile (Part 2 of 2)

As of June 30, 2007

(dollars in millions)

Distribution of U.S. Subprime RMBS by Rating and Year Insured as of June 30, 2007

Consolidated Assured Guaranty Ltd.

Consolidated Net Par Outstanding by Rating(1) and Year Insured as of June 30, 2007

Year	Super	AAA	AA	A	BBB	BIG
Insured	Senior	Rated	Rated	Rated	Rated	Rated	Total
2000 and prior	$—	$2	$1	$7	$14	$35	$59
2001	—	1	0	0	2	16	19
2002	—	8	—	0	9	3	20
2003	—	84	—	10	237	45	376
2004	—	455	1	3	—	—	458
2005	—	109	0	0	0	—	109
2006	3,000	1,620	—	1	1	—	4,623
2007 YTD	—	1,052	17	12	0	—	1,081
	$3,000	$3,332	$19	$33	$263	$100	$6,746
% of total	44.5%	49.4%	0.3%	0.5%	3.9%	1.5%	100.0%

Financial Guaranty Direct

Financial Guaranty Direct Net Par Outstanding by Rating(1) and Year Insured as of June 30, 2007

Year	Super	AAA	AA	A	BBB	BIG
Insured	Senior	Rated	Rated	Rated	Rated	Rated	Total
2000 and prior	$—	$—	$—	$—	$—	$—	$—
2001	—	—	—	—	—	9	9
2002	—	—	—	—	—	3	3
2003	—	79	—	8	237	45	369
2004	—	300	—	—	—	—	300
2005	—	88	—	—	—	—	88
2006	3,000	1,600	—	—	—	—	4,600
2007 YTD	—	1,044	—	—	—	—	1,044
	$3,000	$3,111	$—	$8	$237	$58	$6,414
% of total	46.8%	48.5%	0.0%	0.1%	3.7%	0.9%	100.0%

Financial Guaranty Reinsurance

Financial Guaranty Reinsurance Net Par Outstanding by Rating(1) and Year Insured as of June 30, 2007

Year	Super	AAA	AA	A	BBB	BIG
Insured	Senior	Rated	Rated	Rated	Rated	Rated	Total
2000 and prior	$—	$2	$1	$7	$14	$35	$59
2001	—	1	0	0	2	7	10
2002	—	8	—	0	9	—	17
2003	—	5	—	2	—	0	7
2004	—	155	1	3	—	—	158
2005	—	21	0	0	0	—	21
2006	—	20	—	1	1	—	22
2007 YTD	—	8	17	12	0	—	37
	$—	$220	$19	$25	$26	$42	$332
% of total	0.0%	66.4%	5.6%	7.5%	7.9%	12.7%	100.0%

(1) Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Direct Segment

Subprime RMBS Deals Originated Since January 1, 2004 (Part 1 of 3)

(dollars in millions)

Financial Guaranty Direct Segment Originated U.S. Subprime RMBS Net Par Outstanding by Year Insured from January 1, 2004 to June 30, 2007:

			Ratings as of June 30, 2007		Subordination (1)
		Net Par				Original Sub-	Current Sub-
		Outstanding,			Original AAA	ordination	ordination
		as of June 30,			Sub-	Below	Below
Year Insured	Year Issued	2007	S&P	Moody’s	ordination	Assured	Assured

2004	2004	$139.4	AAA	Aaa	21.5%	21.5%	74.6%
2004	2004	115.0	AAA	Aaa	17.1%	17.1%	70.3%
2004	2004	45.8	AAA	Aaa	23.3%	23.3%	88.3%
2004 par insured:		$300.3

2005	2005	88.1	AAA	Aaa	23.0%	23.0%	43.3%
2005 par insured:		$88.1

2006	2005	$100.0	AAA	Aaa	24.2%	34.2%	46.9%
2006	2005	100.0	AAA	Aaa	19.0%	29.0%	41.8%
2006	2005	100.0	AAA	Aaa	20.1%	30.1%	44.8%
2006	2005	100.0	AAA	Aaa	25.5%	35.5%	51.0%
2006	2005	100.0	AAA	Aaa	20.7%	30.7%	46.8%
2006	2005	100.0	AAA	Aaa	22.1%	32.1%	39.9%
2006	2005	100.0	AAA	Aaa	24.6%	34.6%	56.9%
2006	2005	100.0	AAA	Aaa	26.5%	36.5%	50.4%
2006	2005	100.0	AAA	Aaa	21.2%	31.2%	43.9%
2006	2005	100.0	AAA	Aaa	21.9%	31.9%	67.0%
2006	2005	100.0	AAA	Aaa	22.6%	32.6%	58.4%
2006	2005	100.0	AAA	Aaa	20.1%	30.1%	39.0%
2006	2005	100.0	AAA	Aaa	21.8%	31.8%	57.0%
2006	2005	100.0	AAA	Aaa	21.7%	31.7%	49.3%
2006	2005	100.0	AAA	Aaa	22.9%	32.9%	50.8%
2006	2005	100.0	AAA	Aaa	23.6%	33.6%	45.6%
2006	2005	100.0	AAA	Aaa	20.6%	30.6%	41.3%
2006	2005	100.0	AAA	Aaa	23.6%	33.6%	48.9%
2006	2005	100.0	AAA	Aaa	25.7%	35.7%	50.8%
2006	2005	100.0	AAA	Aaa	18.2%	28.2%	45.7%
2006	2005	100.0	AAA	Aaa	17.6%	27.6%	39.2%
2006	2006	100.0	AAA	Aaa	22.5%	32.5%	46.6%
2006	2006	100.0	AAA	Aaa	21.4%	31.4%	38.8%
2006	2006	100.0	AAA	Aaa	26.0%	36.0%	47.0%
2006	2006	100.0	AAA	Aaa	20.6%	30.6%	37.6%
2006	2006	100.0	AAA	Aaa	22.6%	32.6%	37.4%
2006	2006	100.0	AAA	Aaa	21.7%	31.7%	40.7%
2006	2006	100.0	AAA	Aaa	21.0%	31.0%	42.0%
2006	2006	100.0	AAA	Aaa	25.7%	35.7%	45.1%

(1) Subordination refers to the level of credit protection provided by subordinate tranches within the deal structure. Total credit enhancement includes both subordination and the benefit from excess spread.

Assured Guaranty Ltd.

Financial Guaranty Direct Segment

Subprime RMBS Deals Originated Since January 1, 2004 (Part 2 of 3)

As of June 30, 2007

(dollars in millions)

Financial Guaranty Direct Segment Originated U.S. Subprime RMBS Net Par Outstanding by Year Insured from January 1, 2004 to June 30, 2007 (continued):

			Ratings as of June 30, 2007			Subordination (1)
						Original Sub-	Current Sub-
		Net Par			Original AAA	ordination	ordination
Year Insured	Year Issued	Outstanding	S&P	Moody’s	Sub-ordination	Below Assured	Below Assured

2006	2006	$100.0	AAA	Aaa	16.4%	26.4%	34.5%
2006	2005	80.0	AAA	Aaa	24.2%	24.2%	36.9%
2006	2005	80.0	AAA	Aaa	19.0%	19.0%	31.8%
2006	2005	80.0	AAA	Aaa	20.1%	20.1%	34.8%
2006	2005	80.0	AAA	Aaa	25.5%	25.5%	41.0%
2006	2005	80.0	AAA	Aaa	20.7%	20.7%	36.8%
2006	2005	80.0	AAA	Aaa	22.1%	22.1%	29.9%
2006	2005	80.0	AAA	Aaa	24.6%	24.6%	46.9%
2006	2005	80.0	AAA	Aaa	21.2%	21.2%	33.9%
2006	2005	80.0	AAA	Aaa	21.9%	21.9%	57.0%
2006	2005	80.0	AAA	Aaa	22.6%	22.6%	48.4%
2006	2005	80.0	AAA	Aaa	20.1%	20.1%	29.0%
2006	2005	80.0	AAA	Aaa	21.8%	21.8%	47.0%
2006	2005	80.0	AAA	Aaa	21.7%	21.7%	39.3%
2006	2005	80.0	AAA	Aaa	22.9%	22.9%	40.8%
2006	2005	80.0	AAA	Aaa	23.6%	23.6%	35.6%
2006	2005	80.0	AAA	Aaa	20.6%	20.6%	31.3%
2006	2005	80.0	AAA	Aaa	23.6%	23.6%	38.9%
2006	2005	80.0	AAA	Aaa	25.7%	25.7%	40.8%
2006	2005	80.0	AAA	Aaa	18.2%	18.2%	35.7%
2006	2005	80.0	AAA	Aaa	17.6%	17.6%	29.2%
2006 par insured:		$4,600.2

2007	2005	$25.0	AAA	Aaa	18.7%	18.7%	21.3%
2007	2006	25.0	AAA	Aaa	21.5%	21.5%	32.5%
2007	2006	25.0	AAA	Aaa	18.6%	18.6%	21.1%
2007	2006	25.0	AAA	Aaa	22.7%	22.7%	33.9%
2007	2006	25.0	AAA	Aaa	21.2%	21.2%	25.6%
2007	2006	25.0	AAA	Aaa	23.9%	23.9%	26.1%
2007	2006	25.0	AAA	Aaa	25.3%	25.3%	38.0%
2007	2006	25.0	AAA	Aaa	23.5%	23.5%	33.5%
2007	2006	25.0	AAA	Aaa	26.0%	26.0%	30.3%
2007	2006	25.0	AAA	Aaa	21.5%	21.5%	27.1%
2007	2006	25.0	AAA	Aaa	21.7%	21.7%	25.2%
2007	2006	25.0	AAA	Aaa	20.2%	20.2%	23.1%
2007	2006	25.0	AAA	Aaa	19.8%	19.8%	24.4%
2007	2006	25.0	AAA	Aaa	19.7%	19.7%	28.0%
2007	2006	25.0	AAA	Aaa	20.2%	20.2%	23.2%
2007	2006	25.0	AAA	Aaa	19.2%	19.2%	21.4%
2007	2006	25.0	AAA	Aaa	20.2%	20.2%	27.3%

(1) Subordination refers to the level of credit protection provided by subordinate tranches within the deal structure. Total credit enhancement includes both subordination and the benefit from excess spread.

Assured Guaranty Ltd.

Financial Guaranty Direct Segment
Subprime RMBS Deals Originated Since January 1, 2004 (Part 3 of 3)
As of June 30, 2007

(dollars in millions)

Financial Guaranty Direct Segment Originated U.S. Subprime RMBS Net Par Outstanding by Year Insured from January 1, 2004 to June 30, 2007 (continued):

			Ratings as of June 30, 2007		Subordination (1)
							Current Sub-
					Original	Original Sub-	ordination
		Net Par			AAA Sub-	ordination	Below
Year Insured	Year Issued	Outstanding	S&P	Moody’s	ordination	Below Assured	Assured

2007	2006	$25.0	AAA	Aaa	21.8%	21.8%	27.1%
2007	2006	25.0	AAA	Aaa	24.9%	24.9%	33.5%
2007	2006	25.0	AAA	Aaa	23.4%	23.4%	28.5%
2007	2006	25.0	AAA	Aaa	17.6%	17.6%	19.5%
2007	2006	25.0	AAA	Aaa	25.2%	25.2%	39.9%
2007	2006	25.0	AAA	Aaa	20.7%	20.7%	30.1%
2007	2006	25.0	AAA	Aaa	21.4%	21.4%	25.6%
2007	2006	25.0	AAA	Aaa	23.2%	23.2%	25.6%
2007	2006	25.0	AAA	Aaa	21.0%	21.0%	31.8%
2007	2006	25.0	AAA	Aaa	26.0%	26.0%	37.0%
2007	2006	25.0	AAA	Aaa	22.1%	22.1%	25.4%
2007	2006	25.0	AAA	Aaa	20.5%	20.5%	27.5%
2007	2006	25.0	AAA	Aaa	21.7%	21.7%	24.8%
2007	2006	25.0	AAA	Aaa	18.7%	18.7%	22.6%
2007	2006	25.0	AAA	Aaa	19.5%	19.5%	28.6%
2007	2006	25.0	AAA	Aaa	22.3%	22.3%	31.6%
2007	2006	25.0	AAA	Aaa	21.6%	21.6%	23.7%
2007	2006	25.0	AAA	Aaa	22.0%	22.0%	27.4%
2007	2006	25.0	AAA	Aaa	17.4%	17.4%	29.5%
2007	2006	25.0	AAA	Aaa	22.5%	22.5%	26.4%
2007	2006	25.0	AAA	Aaa	22.1%	22.1%	30.0%
2007	2006	25.0	AAA	Aaa	17.4%	17.4%	23.0%
2007	2006	25.0	AAA	Aaa	22.1%	22.1%	30.2%
2007	2007	44.0	AAA	Aaa	20.3%	20.3%	22.8	% (3)
YTD 2007 par insured:		$1,044.0

Total		$6,032.6

Financial Guaranty Direct U.S. Subprime RMBS Net Par Outstanding Underwritten Since January 1, 2004 by Rating(2) and Year of Issue as of June 30, 2007

Vintage	Super	AAA	AA	A	BBB	BIG
Year	Senior	Rated	Rated	Rated	Rated	Rated	Total

2004	$—	$300.3	$—	$—	$—	$—	$300.3
2005	2,100.2	1,713.1	—	—	—	—	3,813.3
2006	900.1	950.0	—	—	—	—	1,850.1
2007	—	69.0	—	—	—	—	69.0
	$3,000.2	$3,032.4	$—	$—	$—	$—	$6,032.6

% of total	49.7%	50.3%	0.0%	0.0%	0.0%	0.0%	100.0%

(1) Subordination refers to the level of credit protection provided by subordinate tranches within the deal structure.  Total credit enhancement includes both subordination and the benefit from excess spread.

(2) Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

(3) This transaction is a secondary market execution on a deal that is wrapped by another AAA-rated financial guarantor.  The underlying security is also rated AAA/Aaa.

Assured Guaranty Ltd.

CDOs of ABS Exposure
Financial Guaranty Direct Segment

(dollars in millions)

Financial Guaranty Direct CDOs of ABS(1) Net Par Outstanding By Type of CDO, by Year Insured and by Collateral:

										Ratings as of June
			Type of Collateral as a Percent of Total Pool							30, 2007
						CDOs of
	Legal			RMBS		Investment		Total	U.S.			Original	Original Sub-	Current Sub-
Year	Final	Net Par		(Includes	Comm. MBS	Grade	CDOs of	Collateral	Subprime			AAA Sub-	ordination	ordination
Insured	Maturity(2)	Outstanding	ABS	Subprime)	(CMBS)	Corporate	ABS	Pool	RMBS	S&P	Moody’s	ordination	Below Assured	Below Assured

CDOs of Mezzanine ABS(3):
2001	2017	$120.6	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	25.1%	25.1%	29.4%
2001	2016	64.1	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	28.1%	28.1%	37.8%
2002	2017	159.8	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	24.6%	24.6%	29.0%
2002	2017	133.4	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	22.1%	22.1%	24.4%
2002	2017	111.0	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	35.0%	35.0%	42.1%
2002	2017	81.3	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	24.0%	24.0%	29.4%
2003	2018	142.8	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	20.0%	20.0%	23.6%
2003	2038	84.6	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	23.0%	38.0%	46.2%
2003	2018	52.8	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	63.0%	63.0%	66.0%
2004	No CDO of ABS business written
2005	No CDO of ABS business written
2006	No CDO of ABS business written
2007 YTD	No CDO of ABS business written

	Subtotal:	$950.4	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	27.0%	28.4%	33.3%

CDOs of High Grade ABS(4):
2003	2008	280.8	0%	0%	0%	100%	0%	100%	0%	AAA	Aaa	7.0%	45.0%	45.0%
2004	No CDO of ABS business written
2005	No CDO of ABS business written
2006	No CDO of ABS business written
2007 YTD	No CDO of ABS business written

	Subtotal:	$280.8	0%	0%	0%	100%	0%	100%	0%	AAA	Aaa	7.0%	45.0%	45.0%

CDOs of Pooled AAA ABS(5):
2003	2010	640.1	35%	34%	26%	5%	0%	100%	0%	AAA	Aaa	0.0%	12.5%	12.5%
2003	2008	594.0	37%	57%	6%	0%	0%	100%	32%	AAA	Aaa	0.0%	10.0%	10.0%
2004	No CDO of ABS business written
2005	No CDO of ABS business written
2006	No CDO of ABS business written
2007 YTD	No CDO of ABS business written

	Subtotal:	$1,234.1	36%	45%	16%	3%	0%	100%	15%	AAA	Aaa	0.0%	11.3%	11.3%

Total:		$2,465.2	18%	23%	47%	13%	0%	100%	8%	AAA	Aaa	11.2%	21.7%	23.6%

(1) A CDO of ABS is a collateralized debt obligation (CDO) transaction whose collateral pool consists primarily of asset backed securities (ABS), including mortgage backed securities (MBS).  ABS transactions securities generally represent an ownership interest in a trust that contains collateral supporting the notes.  Those interests are divided into several tranches that can have varying levels of subordination, credit protection triggers and credit ratings.

(2) “Legal Final Maturity” represents the final date for payment specified in the transaction documents and does not take into account prepayments that shorten the expected maturity and weighted average life.

(3) “CDOs of Mezzanine ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of mezzanine tranches rated BBB or lower.  The collateral underlying Assured’s exposure to CDOs of mezzanine ABS had weighted average ratings, based on rating information as of June 30, 2007, as follows: 17% AAA, 6% AA, 13% A, 46% BBB and 18% below investment grade (BIG).

(4) “CDOs of High Grade ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of mezzanine tranches rated single A or higher.  The collateral underlying Assured’s exposure to CDOs of High Grade ABS had weighted average ratings, based on rating information, as of June 30, 2007 as follows: 31% AAA, 25% AA, 23% A, 21% BBB and 0% below investment grade (BIG).

(5) “CDOs of Pooled AAA ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of the senior-most AAA rated securities.  Assured’s exposure to CDOs of Pooled AAA was rated, based on rating information as of June 30, 2007: 100% AAA/Aaa.